AMENDMENT NO. 1

This AMENDMENT NO. 1 (this "Amendment"), dated as of September 30, 2004 (the "Amendment Effective Date"), is entered into by Global Industries, Ltd., a Louisiana corporation (the "Company"), and Global Offshore Mexico, S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable (together with the Company, the "Borrowers"); the financial institutions parties hereto which are Lenders party to the Credit Agreement described below; and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

INTRODUCTION

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 6, 2004 (the "Credit Agreement"); and

WHEREAS, the Company has requested that the Lenders amend the definition of "Consolidated EBITDA" and the Lenders are willing to amend such definition subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

Section 2.     Amendment. Subsection (b) of the definition of "Consolidated EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the "and" before subsection (viii) thereof, and inserting the following new subsection (ix) between "GTM Settlement" and "minus" in the last line of such subsection (b):

(ix) for purposes of the calculation of the financial covenants in Sections 6.13, 6.14 and 6.15 only, up to $10,800,000 of cash or non-cash charges, costs and expenses incurred by the Company in connection with the settlement between the Company and Cabinda Gulf Oil Company,

Section 3.     Effectiveness. This Amendment shall be effective as of the Amendment Effective Date when (a) the Administrative Agent has confirmed (and has so notified the Company) that counterparts hereof have been duly executed by the Company and the Majority Lenders and delivered to the Administrative Agent, and (b) the Company shall have paid to the Administrative Agent for the benefit of each Lender that executes this Amendment an amendment fee (the "Amendment Fees") in an amount equal to 0.25% of such Lender's Revolving Commitment (whether used or unused).  The Amendment Fees shall be payable in immediately available Dollars on the Amendment Effective Date.  Once paid, the Amendment Fees shall not be refundable.

Section 4. Representations and Warranties. The Company hereby represents and warrants that, as of the Amendment Effective Date:

    (a) the representations and warranties of the Company contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

(b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or that with the passage of time would constitute an Event of Default.

Section 5.     Ratification. The Credit Agreement and all other Credit Documents executed in connection therewith to which the Company or any other Loan Party is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder are in all respects ratified and confirmed. The Company agrees that all obligations of the Company and each other Loan Party under the Credit Agreement and all other Credit Documents to which the Company or any other Loan Party is a party are hereby reaffirmed and renewed.

Section 6. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

Section 7.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature pages follow]

Executed as of October __, 2004.

BORROWERS:
GLOBAL INDUSTRIES, LTD.
By:
Peter S. Atkinson President

GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V.
By:
Peter S. Atkinson Attorney-in-Fact/Apoderado

CALYON NEW YORK BRANCH (formerly known as Credit Lyonnais New York Branch), as Administrative Agent and as a Lender

By:
Name:
Title:

By:
Name:
Title:

WELLS FARGO FOOTHILL, INC., as Collateral Monitoring Agent and as a Lender

By:
Name:
Title:

WHITNEY NATIONAL BANK

By:
Name:
Title:

COMMERZBANK AG NEW YORK AND RGRAND CAYMAN BRANCHES

By:
Name:
Title:

NATEXIS BANQUES POPULAIRES

By:
Name:
Title:

By:
Name:
Title:

ABLECO FINANCE LLC

By:
Name:
Title:

BDC FINANCE LLC

By:
Name:
Title: